UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  09/30/2005

Oglebay Norton Company
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-32665

Ohio	34-1888342
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

North Point Tower
1001 Lakeside Avenue - 15th Floor
Cleveland, OH 44114
(Address of Principal Executive Offices, Including Zip Code)

216-861-3300
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 1.01.    Entry into a Material Definitive Agreement

On September 30, 2005, the Organization and Compensation Committee of Oglebay Norton Company (the "Company"), adopted the Oglebay Norton Company 2005 Executive Bonus Plan (the "Plan").

The purpose of the Plan is to further the profits and growth of the Company by enabling the Company to induce selected employees of the Company and its subsidiaries who are in a position to help the Company achieve its financial, business, and strategic objectives during calendar year 2005, to achieve those objectives in 2005.

Under the Plan, eleven employees of the Company, including all five of the Company's named executive officers (the "Participants"), have the opportunity to earn a specific target bonus amount which will be paid upon achievement of financial goals (the "Bonus"). In order to earn any Bonus, total debt for the Company at year-end 2005 must be at or below $260 million. If debt is adequately reduced, Participants can receive up to target Bonus levels if shareholder equity is increased above the level forecasted for year-end 2005 in the Company's Disclosure Statement dated July 30, 2004, as amended and filed with the U.S. Bankruptcy Court.

The maximum Bonus payable in aggregate if target levels are achieved is $1,261,920, of which the five named executive officers can each receive the following amounts:

Michael D. Lundin, President and CEO: $350,000

Julie A. Boland, VP, CFO and Treasurer: $157,800

Sylvie A. Bon, VP, Administration and CIO: $111,000

Michael J. Minkel, SVP, Operations: $120,000

Rochelle F. Walk, VP, General Counsel and Secretary: $115,800

In the event a Participant's employment with the Company is terminated for cause or s/he voluntarily leaves the Company prior to the payment of the Bonus, no Bonus will be paid to such Participant; in the event a Participant's employment with the Company is terminated without cause prior to the payment of the Bonus, the Bonus will be prorated. All Bonuses will be paid prior to March 15, 2006. The Company's Organization and Compensation Committee is the Plan's administrator.

This brief description of the Plan is qualified by reference to the Oglebay Norton Company 2005 Executive Bonus Plan as Exhibit 10.1 to this report.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits.

    Exhibit No.   Description

      10.1          Oglebay Norton Company 2005 Executive Bonus Plan

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Oglebay Norton Company

Date: October 05, 2005.	By:	/s/ Julie A. Boland
Julie A. Boland
VP, CFO and Treasurer

Exhibit Index

Exhibit No.	Description
EX-10.1	Oglebay Norton Company 2005 Executive Bonus Plan